Exhibit 24


                         FORD MOTOR COMPANY

                Certificate of Assistant Secretary
                ----------------------------------

     The undersigned, T. J. DeZure, an Assistant Secretary of FORD MOTOR COMPANY, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the following resolutions were adopted at a meeting of the Board of Directors of the Company duly called and held on March 14, 1996, and that the same are in full force and effect:

     RESOLVED, That preparation of an Annual Report of the Company on Form 10-K for the year ended December 31, 1995 (the "10-K Report"), including exhibits and other documents, to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, be and hereby is in all respects authorized and approved; that the draft 10-K Report presented to this meeting be and hereby is approved in all respects; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, the 10-K Report, and any and all amendments thereto, with such changes therein as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause the 10-K Report and any such amendments, so executed, to be filed with the Commission.

     RESOLVED, That each officer and director who may be required to sign and execute the 10-K Report or any amendment thereto or document in connection therewith (whether in the name and on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing J. M. Devine, D. R. Coulson, J. W. Martin, Jr., J. M. Rintamaki, L.
J. Ghilardi and Nadia A. Patino, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity the 10-K Report and any and all amendments thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors who shall have executed such power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.


WITNESS my hand as of this 15th day of March, 1996.


                                  /s/T. J. DeZure
                                  -----------------------
                                  T. J. DeZure
                                  Assistant Secretary
(SEAL)

               POWER OF ATTORNEY WITH RESPECT TO
             ANNUAL REPORT OF FORD MOTOR COMPANY ON
         FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995
         -----------------------------------------------

     Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY, appoints each of J. M. Devine, D. R. Coulson, J. W. Martin, Jr., J. M. Rintamaki,
L. J. Ghilardi and Nadia A. Patino his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable FORD MOTOR COMPANY to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report of FORD MOTOR COMPANY on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, as authorized at a meeting of the Board of Directors of FORD MOTOR COMPANY held on March 14, 1996, including, but not limited to, power and authority to sign his or her name (whether on behalf of FORD MOTOR COMPANY, or as a director, officer or employee of FORD MOTOR COMPANY, or by attesting the seal of FORD MOTOR COMPANY, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     Each of the undersigned has signed his or her name as of the 14th day of March, 1996.



 /s/Alex Trotman                  /s/Colby H. Chandler
-------------------------        ---------------------------
   (Alex Trotman)                   (Colby H. Chandler)


/s/Michael D. Dingman             /s/Edsel B. Ford II
-------------------------        ---------------------------
  (Michael D. Dingman)              (Edsel B. Ford II)


/s/William Clay Ford              /s/William Clay Ford, Jr.
-------------------------        ---------------------------
  (William Clay Ford)               (William Clay Ford, Jr.)


/s/Roberto C. Goizueta            /s/Irvine O. Hockaday, Jr.
-------------------------        ---------------------------
  (Roberto C. Goizueta)             (Irvine O. Hockaday, Jr.)

/s/Marie-Josee Kravis             /s/Drew Lewis
-------------------------        ---------------------------
  (Marie-Josee Kravis)              (Drew Lewis)


/s/Ellen R. Marram               /s/Kenneth H. Olsen
-------------------------        ---------------------------
  (Ellen R. Marram)                (Kenneth H. Olsen)


/s/Carl E. Reichardt             /s/Clifton R. Wharton, Jr.
-------------------------        ---------------------------
  (Carl E. Reichardt)              (Clifton R. Wharton, Jr.)


/s/John M. Devine                /s/Daniel R. Coulson
-------------------------        ---------------------------
  (John M. Devine)                 (Daniel R. Coulson)

              POWER OF ATTORNEY WITH RESPECT TO
           ANNUAL REPORT OF FORD MOTOR COMPANY ON
       FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995


      The undersigned, a director of FORD MOTOR COMPANY, appoints each of J. M. Devine, D. R. Coulson, J. W. Martin,
Jr., J. M. Rintamaki, L. J. Ghilardi and Nadia A. Patino his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable
FORD MOTOR COMPANY to comply with the Securities Exchange
Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report of FORD MOTOR COMPANY on Form 10-K for the year ended December
31, 1995 and any and all amendments thereto, as authorized at a meeting of the Board of Directors of FORD MOTOR COMPANY held on March 14, 1996, including, but not limited to, power and authority to sign his name (whether as a director, or by attesting the seal of FORD MOTOR COMPANY, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

      The undersigned has signed his name as of the 14th day of March, 1996.



                                      /s/John L. Thornton
                                      ----------------------------
                                      John L. Thornton